Columbia Newport Tiger Fund


77.E  Legal Proceedings


Recently, Columbia Management Advisors, Inc. ("CMA") has been named as a defendant in several derivative actions under Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by the Registrant are excessive. Cohen v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 2, 2004; Osburn v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 10, 2004; Slicker v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 11, 2004; and Simmonds v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on September 8, 2004. CMA and the other defendants to these actions, including various affiliates, mutual funds advised by CMA and its affiliates, and directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. The above-named actions were consolidated on March 2, 2005 (In re Columbia Entities Litigation, Civil Action No. 04-11704-REK).

On January 11, 2005, a putative class action lawsuit (Lefler, et. al. v. Hacker, et. al.,) was filed in the U.S. Disrict Court for the District of Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.


Various civil individual, class and derivative actions have been filed in regard to certain market timing allegations. As of February 28, 2005, the following complaints have been received:

(1) George Slaybe et al, Plaintiffs, v. Columbia Management Advisors, Inc., et al. United States District Court
         District of Massachusetts
         Case # 04 10534 PBS

(2) David Armetta derivatively on behalf of the Columbia Common Stock Fund, Plaintiff v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04 10555 MLW

(3) Edward I. Segel and Iris Segel derivatively on behalf of Columbia Acorn Fund, Columbia Acorn Trust and the Columbia Funds, Plaintiffs, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
                               Case # 04-10567MEL

(4) Catherine Dukes, Individually and On Behalf of All Others Similarly Situated
v. Columbia Funds, FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10315-PBS

(5) AB Medical Equipment Corp., Individually and On Behalf of All Others Similarly Situated, Plaintiff, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
                               Case # 04-10355PBS

(6) Karen M. McKenna, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. Columbia Funds, Columbia Acorn Trust, FleetBoston Financial Corporation, et al.

         United States District Court
         Southern District of New York
                                Case # 04 CV 1576


(7) Lawrence S. Wick, as custodian for Ryan S. Wick, Andrew T. Wick, and Hayley
L. Wick, and Ryan S. Wick, Andrew T. Wick, and Hayley L. Wick individually and on behalf of others similarly situated, Plaintiffs, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
                               Case # 04-10408HEL


(8) Steven B. Ehrlich, Custodian for Cory Ryan Ehrlich UTMA/Florida, Individually and On Behalf of All Others Similarly Situated v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04 10405 PBS


(9) Harold Beardsley, et al on behalf of Columbia Disciplined Value Fund (the "Columbia Funds") v. FleetBoston Financial Corporation, et al

         United States District Court
         District of Massachusetts
         Case # 04 10978 PBS


77Q1
Exhibits



Amendment to Investment Management Agreement

                  Amendment to Investment Management Agreement

Each Agreement under which Columbia Management Advisors, Inc. acts as investment adviser to one or more of the investment companies indicated on Schedule A hereto (each a "Fund) is hereby amended to reduce the rates at which fees are payable thereunder with respect to such Fund to the rates indicated on Schedule A, from and after the date that Columbia Management Advisors, Inc. enters into a final Assurance of Discontinuance with the Office of the Attorney General of the State of New York relating to mutual fund trading practices.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of October 12, 2004.

 COLUMBIA FUNDS TRUST I,        COLUMBIA SMALL CAP GROWTH FUND, INC.,

 COLUMBIA FUNDS TRUST II,       COLUMBIA INTERNATIONAL STOCK FUND, INC.,

 COLUMBIA FUNDS TRUST III,      COLUMBIA TECHNOLOGY FUND, INC.,

 COLUMBIA FUNDS TRUST IV,       COLUMBIA SHORT-TERM BOND FUND, INC.,

 COLUMBIA FUNDS TRUST V,        LIBERTY VARIABLE INVESTMENT TRUST, and

 COLUMBIA FUNDS TRUST VI,       STEINROE VARIABLE INVESTMENT TRUST

 COLUMBIA FUNDS TRUST VII,

 COLUMBIA FUNDS TRUST VIII,

 COLUMBIA FUNDS TRUST IX,

 COLUMBIA FUNDS TRUST X,

 COLUMBIA FUNDS TRUST XI,

On behalf of each series of listed on Schedule A hereto

         By: /s/ Christopher L. Wilson

         Title:  President

COLUMBIA MANAGEMENT ADVISORS, INC.

         By: /s/ Roger A. Sayler

         Title: Executive Vice President

                                                                      Schedule A

                                          BREAKPOINTS $MM OF AVERAGE DAILY
FUND NAME                                            NET ASSETS                 RATE
---------                                 --------------------------------      ----
Columbia Tax-Managed Growth Fund              $    0.0   to   $  500.0         0.520%
                                              $  500.0   to   $1,000.0         0.470%
                                              $1,000.0   to   $1,500.0         0.420%
                                              $1,500.0   to   $3,000.0         0.370%
                                              $3,000.0   to   $6,000.0         0.350%
                                             >$6,000.0                         0.330%

Columbia Tax-Managed Growth Fund II           $    0.0   to   $  500.0         0.720%
                                              $  500.0   to   $1,000.0         0.670%
                                              $1,000.0   to   $1,500.0         0.620%
                                              $1,500.0   to   $3,000.0         0.570%
                                              $3,000.0   to   $6,000.0         0.550%
                                             >$6,000.0                         0.530%

Columbia Large Cap Growth Fund                $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Columbia Large Cap Core Fund                  $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Columbia Growth & Income Fund                 $    0.0   to   $  500.0         0.770%
                                              $  500.0   to   $1,000.0         0.720%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.600%
                                              $3,000.0   to   $6,000.0         0.600%
                                             >$6,000.0                         0.580%

Columbia Tax-Managed Value Fund               $    0.0   to   $  500.0         0.720%
                                              $  500.0   to   $1,000.0         0.670%
                                              $1,000.0   to   $1,500.0         0.620%
                                              $1,500.0   to   $3,000.0         0.570%
                                              $3,000.0   to   $6,000.0         0.550%
                                             >$6,000.0                         0.530%


Columbia Disciplined Value Fund               $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Columbia Dividend Income Fund                 $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.600%
                                              $1,500.0   to   $3,000.0         0.550%
                                              $3,000.0   to   $6,000.0         0.530%
                                             >$6,000.0                         0.510%

Liberty Growth & income Fund, VS              $    0.0   to   $  500.0         0.770%
                                              $  500.0   to   $1,000.0         0.720%
                                              $1,000.0   to   $1,500.0         0.670%
                                              $1,500.0   to   $3,000.0         0.620%
                                              $3,000.0   to   $6,000.0         0.600%
                                             >$6,000.0                         0.580%

Liberty Equity Fund, VS                       $    0.0   to   $  500.0         0.700%
                                              $  500.0   to   $1,000.0         0.650%
                                              $1,000.0   to   $1,500.0         0.610%
                                              $1,500.0   to   $3,000.0         0.560%
                                              $3,000.0   to   $6,000.0         0.545%
                                             >$6,000.0                         0.525%

Columbia Mid Cap Growth Fund                  $    0.0   to   $  500.0         0.820%
                                              $  500.0   to   $1,000.0         0.750%
                                              $1,000.0   to   $1,500.0         0.720%
                                             >$1,500.0                         0.670%

Columbia Small Cap Growth Fund, Inc.          $    0.0   to   $  500.0         0.870%
                                              $  500.0   to   $1,000.0         0.820%
                                             >$1,000.0                         0.770%

Columbia Asset Allocation Fund                $    0.0   to   $  500.0         0.650%
                                              $  500.0   to   $1,000.0         0.600%
                                              $1,000.0   to   $1,500.0         0.550%
                                              $1,500.0   to   $3,000.0         0.500%
                                              $3,000.0   to   $6,000.0         0.480%
                                             >$6,000.0                         0.460%

Columbia International Equity Fund            $    0.0   to   $  500.0         0.803%
                                              $  500.0   to   $1,000.0         0.753%
                                              $1,000.0   to   $1,500.0         0.703%
                                              $1,500.0   to   $3,000.0         0.653%
                                              $3,000.0   to   $6,000.0         0.633%
                                             >$6,000.0                         0.613%

Columbia International Stock Fund, Inc.          $    0.0   to    $  500.0   0.870%
                                                 $  500.0   to    $1,000.0   0.820%
                                                 $1,000.0   to    $1,500.0   0.770%
                                                 $1,500.0   to    $3,000.0   0.720%
                                                 $3,000.0   to    $6,000.0   0.700%
                                                >$6,000.0                    0.680%

Columbia Newport Tiger Fund                      $    0.0   to    $  500.0   0.700%
                                                 $  500.0   to    $1,000.0   0.700%
                                                 $1,000.0   to    $1,500.0   0.620%
                                                 $1,500.0   to    $3,000.0   0.570%
                                                 $3,000.0   to    $6,000.0   0.520%
                                                >$6,000.0                    0.470%

Columbia Newport Greater China Fund              $    0.0   to    $  500.0   0.950%
                                                 $  500.0   to    $1,000.0   0.950%
                                                 $1,000.0   to    $1,500.0   0.870%
                                                 $1,500.0   to    $3,000.0   0.820%
                                                 $3,000.0   to    $6,000.0   0.770%
                                                >$6,000.0                    0.720%

Columbia International Fund, VS                  $    0.0   to    $  500.0   0.870%
                                                 $  500.0   to    $1,000.0   0.820%
                                                 $1,000.0   to    $1,500.0   0.770%
                                                 $1,500.0   to    $3,000.0   0.720%
                                                 $3,000.0   to    $6,000.0   0.700%
                                                >$6,000.0                    0.680%

Columbia Technology Fund, Inc.                   $    0.0   to    $  500.0   0.870%
                                                 $  500.0   to    $1,000.0   0.820%
                                                >$1,000.0                    0.770%

Columbia Real Estate Equity Fund, VS                                         0.650%

Liberty S&P 500 Index Fund, VS                                               0.200%

Columbia Federal Securities Fund                 $    0.0   to    $  500.0   0.530%
                                                 $  500.0   to    $1,000.0   0.480%
                                                 $1,000.0   to    $1,500.0   0.450%
                                                 $1,500.0   to    $3,000.0   0.420%
                                                >$3,000.0                    0.400%

Columbia Intermediate Government Income Fund     $    0.0   to    $  500.0   0.460%
                                                 $  500.0   to    $1,000.0   0.410%
                                                 $1,000.0   to    $1,500.0   0.380%
                                                 $1,500.0   to    $3,000.0   0.350%
                                                 $3,000.0   to    $6,000.0   0.340%
                                                >$6,000.0                    0.330%

Columbia Contrarian Income Fund                  $    0.0   to    $  500.0   0.550%
                                                 $  500.0   to    $1,000.0   0.500%
                                                 $1,000.0   to    $1,500.0   0.470%
                                                 $1,500.0   to    $3,000.0   0.440%
                                                 $3,000.0   to    $6,000.0   0.430%
                                                >$6,000.0                    0.420%

Columbia Corporate Bond Fund                     $    0.0   to    $  500.0   0.480%
                                                 $  500.0   to    $1,000.0   0.430%
                                                 $1,000.0   to    $1,500.0   0.400%
                                                 $1,500.0   to    $3,000.0   0.370%
                                                 $3,000.0   to    $6,000.0   0.360%
                                                >$6,000.0                    0.350%

Columbian Intermediate Bond Fund                 $    0.0   to    $  500.0   0.350%
                                                 $  500.0   to    $1,000.0   0.350%
                                                 $1,000.0   to    $1,500.0   0.300%
                                                 $1,500.0   to    $3,000.0   0.290%
                                                 $3,000.0   to    $6,000.0   0.280%
                                                >$6,000.0                    0.270%

Columbia Quality Plus Bond Fund                  $    0.0   to    $  500.0   0.480%
                                                 $  500.0   to    $1,000.0   0.430%
                                                 $1,000.0   to    $1,500.0   0.400%
                                                 $1,500.0   to    $3,000.0   0.370%
                                                 $3,000.0   to    $6,000.0   0.360%
                                                >$6,000.0                    0.350%

Columbia Income Fund                             $    0.0   to    $  500.0   0.420%
                                                 $  500.0   to    $1,000.0   0.375%
                                                 $1,000.0   to    $1,500.0   0.370%
                                                 $1,500.0   to    $3,000.0   0.340%
                                                 $3,000.0   to    $6,000.0   0.330%
                                                >$6,000.0                    0.320%

Liberty Federal Securities Fund, VS              $    0.0   to    $  500.0   0.380%
                                                 $  500.0   to    $1,000.0   0.330%
                                                 $1,000.0   to    $1,500.0   0.300%
                                                 $1,500.0   to    $3,000.0   0.270%
                                                 $3,000.0   to    $6,000.0   0.260%
                                                >$6,000.0                    0.250%

Columbia High-Yield Fund, Inc.                  $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia High Yield Opportunity Fund            $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia Short-Term Bond Fund, Inc.             $    0.0   to   $     500.0     0.450%
                                               >$  500.0                        0.400%

Columbia Strategic Income Fund                  $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia Strategic Income Fund, VS              $      0.0 to   $     500.0     0.600%
                                                $    500.0 to   $   1,000.0     0.550%
                                                $  1,000.0 to   $   1,500.0     0.520%
                                               >$  1,500.0                      0.490%

Columbia Tax-Exempt Insured Fund                $      0.0 to   $     500.0     0.550%
                                                $    500.0 to   $   1,000.0     0.500%
                                                $  1,000.0 to   $   1,500.0     0.470%
                                                $  1,500.0 to   $   3,000.0     0.440%
                                                $  3,000.0 to   $   6,000.0     0.430%
                                               >$  6,000.0                      0.420%

(Combined with Columbia Tax Exempt Fund
for purposes of determining breakpoints)
Columbia Tax Exempt Fund                        $      0.0 to   $     500.0     0.550%
                                                $    500.0 to   $   1,000.0     0.500%
                                                $  1,000.0 to   $   1,500.0     0.470%
                                                $  1,500.0 to   $   3,000.0     0.440%
                                                $  3,000.0 to   $   6,000.0     0.430%
                                               >$  6,000.0                      0.420%

(Combined with Columbia Tax Exempt Insured
Fund for purposes of determining breakpoints)
Columbia Florida Intermediate Municipal Bond    $      0.0 to   $     500.0     0.480%
Fund                                            $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Connecticut Intermediate               $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Massachusetts Intermediate
Municipal Bond Fund                             $      0.0 to   $     500.0     0.480%
                                                $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Intermediate Tax-Exempt Bond Fund      $      0.0 to   $     500.0     0.480%
                                                $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Pennsylvania Intermediate              $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia New Jersey Intermediate                $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia Rhode Island Intermediate              $      0.0 to   $     500.0     0.480%
Municipal Bond Fund                             $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%

Columbia New York Intermediate
Municipal Bond Fund                             $      0.0 to   $     500.0     0.480%


                                                $    500.0 to   $   1,000.0     0.430%
                                                $  1,000.0 to   $   1,500.0     0.400%
                                                $  1,500.0 to   $   3,000.0     0.370%
                                                $  3,000.0 to   $   6,000.0     0.360%
                                               >$  6,000.0                      0.350%



                                                          Restated:  10/20/95
                                      Amended 2/16/96, Sec. 3.1, paragraph 2:
                                               Amended - 4/1/99 Name, Sec. 1.1
                                                    Amended 6/20/01 - Sec. 4.6
                                Amended 8/11/04  Name, Sec. 1.1, 3.3, 4.5, 4.8


                                     BY-LAWS

                                       OF

                            COLUMBIA FUNDS TRUST VII



         Section 1. Agreement and Declaration of Trust and Principal Office

1.1 Agreement and Declaration of Trust. These By-Laws shall be subject to the Agreement and Declaration of Trust, as from time to time in effect (the "Declaration of Trust"), of Columbia Funds Trust VII, a Massachusetts business trust established by the Declaration of Trust (the "Trust").

1.2 Principal Office of the Trust. The principal office of the Trust shall be located in Boston, Massachusetts.
         -----------------------------

                             Section 2. Shareholders

2.1 Shareholder Meetings. A meeting of the shareholders of the Trust or of any one or more series or classes of shares may be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all outstanding shares of the Trust, if shareholders of all series are required under the Declaration of Trust to vote in the aggregate and not by individual series at such meeting, or of any series or class, if shareholders of such series or class are entitled under the Declaration of Trust to vote by individual series or class at such meeting, then such shareholders may call such meeting. If the meeting is a meeting of the shareholders of one or more series or classes of shares, but not a meeting of all shareholders of the Trust, then only the shareholders of such one or more series or classes shall be entitled to notice of and to vote at the meeting. Each call of a meeting shall state the place, date, hour and purpose of the meeting.

2.2 Place of Meetings. All meetings of the shareholders shall be held at the principal office of the Trust, or, to the extent permitted by the Declaration of Trust, at such other place within the United States as shall be designated by the Trustees or the president of the Trust.

2.3 Notice of Meetings. A written notice of each meeting of shareholders, stating the place, date and hour and the purposes of the meeting, shall be given at least seven days before the meeting to each shareholder entitled to vote thereat by leaving such notice with him or her or at his or her residence or usual place of business or by mailing it, postage prepaid, and addressed to such shareholder at his or her address as it appears in the records of the Trust. Such notice shall be given by the secretary or an assistant secretary or by an officer designated by the Trustees. No notice of any meeting of shareholders need be given to a shareholder if a written waiver of notice, executed before or after the meeting by such shareholder or his or her attorney thereunto duly authorized, is filed with the records of the meeting.

2.4      Ballots.  No ballot shall be required for any election unless requested by a shareholder present or represented at the
         meeting and entitled to vote in the election.
         -------
2.5 Proxies. Shareholders entitled to vote may vote either in person or by proxy in writing dated not more than six months before the meeting named therein, which proxies shall be filed with the secretary or other person responsible to record the proceedings of the meeting before being voted. Unless otherwise specifically limited by their terms, such proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting. The placing of a shareholder's name on a proxy pursuant to telephonic or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized by such shareholder shall constitute execution of such proxy by or on behalf of such shareholder.

2.6 Quorum. Thirty percent (30%) of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law or of the Trust's Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then thirty percent (30%) of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, shall be sufficient for adjournments.

                               Section 3. Trustees

3.1 Committees and Advisory Board. The Trustees may appoint from their number an executive committee and other committees. Except as the Trustees may otherwise determine, any such committee may make rules for conduct of its business. The Trustees may appoint an advisory board to consist of not less than two nor more than five members. The members of the advisory board shall be compensated in such manner as the Trustees may determine and shall confer with and advise the Trustees regarding the investments and other affairs of the Trust. Each member of the advisory board shall hold office until the first meeting of the Trustees following the next meeting of the shareholders and until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified, or until the advisory board is sooner abolished by the Trustees.

         In addition, the Trustees may appoint a dividend committee of not less than three persons, who may (but need not) be Trustees.

         No special compensation shall be payable to members of the Dividend Committee. Each member of the Dividend Committee will hold office until the successors are elected and qualified or until the member dies, resigns, is removed, becomes disqualified or until the Committee is abolished by the Trustees.

3.2 Regular Meetings. Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees.

3.3 Special Meetings. Special meetings of the Trustees may be held at any time and at any place designated in the call of the meeting, when called by the board chair, the president or the treasurer or by two or more Trustees, sufficient notice thereof being given to each Trustee by the secretary or an assistant secretary or by the board chair, the officer or one of the Trustees calling the meeting.

3.4 Notice. It shall be sufficient notice to a Trustee to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting addressed to the Trustee at his or her usual or last known business or residence address or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

3.5 Quorum. At any meeting of the Trustees one-third of the Trustees then in office shall constitute a quorum; provided, however, a quorum shall not be less than two. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

                   Section 4. Officers, Agents and Board Chair

4.1 Enumeration; Qualification. The officers of the Trust shall be a president, a treasurer, a secretary and such other officers, if any, as the Trustees from time to time may in their discretion elect or appoint. The Trust may also have such agents, if any, as the Trustees from time to time may in their discretion appoint. Any officer may be but none need be a Trustee or shareholder. Any two or more offices may be held by the same person.

4.2 Powers. Subject to the other provisions of these By-Laws, each officer shall have, in addition to the duties and powers herein and in the Declaration of Trust set forth, such duties and powers as are commonly incident to his or her office as if the Trust were organized as a Massachusetts business corporation and such other duties and powers as the Trustees may from time to time designate, including without limitation the power to make purchases and sales of portfolio securities of the Trust pursuant to recommendations of the Trust's investment adviser in accordance with the policies and objectives of that series of shares set forth in its prospectus and with such general or specific instructions as the Trustees may from time to time have issued.

4.3 Election. The president, the treasurer and the secretary shall be elected annually by the Trustees. Other elected officers are elected by the Trustees. Assistant officers are appointed by the elected officers.

4.4 Tenure. The president, the treasurer and the secretary shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees. Each agent shall retain his or her authority at the pleasure of the Trustees.

4.5 President and Vice Presidents. The president shall be the chief executive officer of the Trust. The president shall preside at all meetings of the shareholders at which he or she is present, except as otherwise voted by the Trustees. Any vice president shall have such duties and powers as shall be designated from time to time by the Trustees.

4.6 Treasurer, Controller and Chief Accounting Officer. The treasurer shall be the chief financial officer of the Trust and subject to any arrangement made by the Trustees with a bank or trust company or other organization as custodian or transfer or shareholder services agent, shall be in charge of its valuable papers and shall have such other duties and powers as may be designated from time to time by the Trustees or by the president. Any assistant treasurer shall have such duties and powers as shall be designated from time to time by the Trustees.

         The controller shall be the officer of the Trust primarily responsible for ensuring all expenditures of the Trust are reasonable and appropriate. The controller shall be responsible for oversight and maintenance of liquidity and leverage facilities available to the Trust and shall have such other duties and powers as may be designated from time to time by the Trustees or the President.

         The chief accounting officer of the Trust shall be in charge of its books and accounting records. The chief accounting officer shall be responsible for preparation of financial statements of the Trust and shall have such other duties and powers as may be designated from time to time by the Trustees or the president.

4.7 Secretary and Assistant Secretaries. The secretary shall record all proceedings of the shareholders and the Trustees in books to be kept therefor, which books shall be kept at the principal office of the Trust. In the absence of the secretary from any meeting of shareholders or Trustees, an assistant secretary, or if there be none or he or she is absent, a temporary clerk chosen at the meeting shall record the proceedings thereof in the aforesaid books.

4.8 Board Chair. The Trustees shall annually elect one of their number to serve as their chair. The board chair shall hold such position until his or her successor is chosen and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. The board chair shall hold such position at the pleasure of the Trustees. The board chair shall preside at all meetings of the Trustees at which he or she is present and shall perform any other duties and responsibilities prescribed from time to time by the Trustees. In the absence of the board chair, or in the event that such position is vacant, the Trustees present at any meeting shall designate one of their number to preside at such meeting. The board chair shall not be considered an officer of the Trust.



                      Section 5. Resignations and Removals

Any Trustee, officer or advisory board member may resign at any time by delivering his or her resignation in writing to the president, the treasurer or the secretary or to a meeting of the Trustees. The Trustees may remove any officer elected by them with or without cause by the vote of a majority of the Trustees then in office. Except to the extent expressly provided in a written agreement with the Trust, no Trustee, officer, or advisory board member resigning, and no officer or advisory board member removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.


                              Section 6. Vacancies

A vacancy in any office may be filled at any time. Each successor shall hold office for the unexpired term, and in the case of the presidents, the treasurer and the secretary, until his or her successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

                    Section 7. Shares of Beneficial Interest

7.1 Share Certificates. No certificates certifying the ownership of shares shall be issued except as the Trustees may otherwise authorize. In the event that the Trustees authorize the issuance of share certificates, subject to the provisions of Section 7.3, each shareholder shall be entitled to a certificate stating the number of shares owned by him or her, in such form as shall be prescribed from time to time by the Trustees. Such certificate shall be signed by the president or a vice president and by the treasurer or an assistant treasurer. Such signatures may be facsimiles if the certificate is signed by a transfer agent or by a registrar, other than a Trustee, officer or employee of the Trust. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if he or she were such officer at the time of its issue.

         In lieu of issuing certificates for shares, the Trustees or the transfer agent may either issue receipts therefor or keep accounts upon the books of the Trust for the record holders of such shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of certificates for such shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof.

7.2 Loss of Certificates. In the case of the alleged loss or destruction or the mutilation of a share certificate, a duplicate certificate may be issued in place thereof, upon such terms as the Trustees may prescribe.

7.3 Discontinuance of Issuance of Certificates. The Trustees may at any time discontinue the issuance of share certificates and may, by written notice to each shareholder, require the surrender of share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership of shares in the Trust.
                Section 8. Record Date and Closing Transfer Books

The Trustees may fix in advance a time, which shall not be more than 90 days before the date of any meeting of shareholders or the date for the payment of any dividend or making of any other distribution to shareholders, as the record date for determining the shareholders having the right to notice and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date; or without fixing such record date the Trustees may for any of such purposes close the transfer books for all or any part of such period.

                                 Section 9. Seal

The seal of the Trust shall, subject to alteration by the Trustees, consist of a flat-faced circular die with the word "Massachusetts" together with the name of the Trust and the year of its organization, cut or engraved thereon; but, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

                         Section 10. Execution of Papers

Except as the Trustees may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Trust shall be signed, and all transfers of securities standing in the name of the Trust shall be executed, by the president or by one of the vice presidents or by the treasurer or by whomsoever else shall be designated for that purpose by the vote of the Trustees and need not bear the seal of the Trust.

                             Section 11. Fiscal Year

Except as from time to time otherwise provided by the Trustees, President, Secretary, Controller or Treasurer, the fiscal year of the Trust shall end on December 31.

                             Section 12. Amendments

These By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.





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